File No.2-73879


Maxim Series Account of Great-West Life & Annuity Insurance Company

October 1, 1996



Insert on page 1 of the prospectus:

Effective October 1, 1996, one additional Investment Division willbe available for allocation of Contributions. This InvestmentDivision invests exclusively in a corresponding Portfolio of MaximSeries Fund, Inc. ("Maxim").
  A prospectus for this Maxim Portfolioaccompanies this prospectus and should be read carefully. The newInvestment Division will invest in shares of the followingportfolio:

The Maxim INVESCO Balanced Portfolio which seeks to achieve a hightotal return on investments through capital appreciation andcurrent income. The Portfolio invests in a combination of commonstocks (normally 50% to 70% of total assets) and fixed - incomesecurities (normally 25% or more).


The FEE TABLE on page 4 of the prospectus is amended to add thefollowing column to the chart under "Maxim Series Fund AnnualExpenses."

Maxim INVESCO Balanced
Management Fee
Other Expenses
TOTAL Maxim Series
Fund Expenses:
The EXAMPLES on page 5 of the prospectus are amended to add theMaxim INVESCO Balanced Portfolio to the tables as follows:

Example 1:
If you do not take a distribution from your contract, or if youannuitize at the end of the applicable time period, you would paythe following expenses on a $1,000 investment, assuming a 5% annualreturn on assets:

1 Year
3 Year
5 year
10 Year
Maxim INVESCO Balanced
Investment Division
$77.50

$139.20

$335.95


Example 2:
If you take a distribution in whole from your contract at the endof the applicable time period, you would pay the following expenseson a $1,000 investment, assuming a 5% annual return on assets:

1 Year
3 Year
5 year
10 Year
Maxim INVESCO Balanced
Investment Division

$95.80

$131.51

$173.32

$335.95


Insert on page 17 of the prospectus:


Investment Adviser

The Great-West Life Assurance Company ("the Investment Adviser")receives monthly compensation at the annual rate of 1.00% of theaverage daily net assets of the Maxim INVESCO Balanced Portfolio. The Investment Adviser generally pays the expenses incurred inconnection with the portfolio in the manner described on page 17 ofthis prospectus.

Insert on page 18 of the prospectus:


Sub-Adviser

INVESCO Trust Company ("ITC") serves as the sub-adviser of theMaxim INVESCO Balanced Portfolio. ITC is a Colorado trust companyand an indirect wholly-owned subsidiary of INVESCO PLC. ITC isregistered as an investment adviser with the Securities andExchange Commission. Its principal business address is 7800 EastUnion Avenue, Denver, CO 80237. ITC receives monthly compensationfrom the Investment Adviser at the annual rate of .50% of theon, and.35% of such value in excess of $100 million.











msa sticker 10-96